EXHIBIT 99.1

     In February 1997, the Financial Accounting Standards Board issued Statement No.128, "Earnings Per Share" ("FAS 128"), which is required to be adopted for the period ended December 31, 1997. Statement 128 replaced the calculation of primary and fully diluted net income (loss) per share with basic and diluted net income (loss) per share. Unlike primary net income
(loss) per share, basic net income (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Diluted net income
(loss) per share is very similar to the previously reported fully diluted net income (loss) per share.

     In February 1998, Staff Accounting Bulletin No. 98 ("SAB 98") was issued and amends the existing Securities and Exchange Commission ("SEC") staff guidance primarily to give effect to FAS 128. Under SAB 98, certain shares of convertible preferred stock, options and warrants to purchase shares of common stock, issued at prices below the per share price of shares sold in the Company's initial public offering in September 1997 and previously included in the computation of shares outstanding pursuant to Staff
Accounting Bulletins Nos. 55, 64 and 83 are now excluded from the computation.

     On July 23, 1998, the Board of Directors approved a three-for-two split of its $.001 par value common stock in the form of a 50 percent distribution to stockholders of record as of July 31, 1998. As a result of the stock split, authorized and outstanding common shares increased 50 percent and capital in excess of par was reduced by the par value of the additional common shares issued. The rights of the holders of these securities were not otherwise modified. All references to number of shares and per share amounts of the Company's common stock have been restated for the effect of the stock split.

     All net income per share amounts for all periods have been presented, and where appropriate, restated to conform to the FAS 128 and SAB 98 requirements:

(In thousands, except per share amounts:)

                                                                   Year ended June 30,
                                                           ------------------------------------
                                                             1995           1996          1997
                                                           --------      ---------     ---------
Net loss                                                   $  (979)      $ (2,386)     $ (6,245)
                                                           --------      ---------     ---------
                                                           --------      ---------     ---------
Net loss per share as previously reported                  $ (0.22)      $  (0.51)     $  (1.29)
                                                           --------      ---------     ---------
                                                           --------      ---------     ---------
Shares used in calculating net loss per share
  as previously reported                                     4,529          4,712         4,836
                                                           --------      ---------     ---------
                                                           --------      ---------     ---------
Pro forma net loss per share as previously reported                                    $  (0.49)
                                                                                       ---------
                                                                                       ---------
Shares used in calculating pro forma net loss per share
  as previously reported                                                                 12,677
                                                                                       ---------
                                                                                       ---------
Restated net loss per share                                $ (0.13)      $  (0.28)     $  (0.59)
                                                           --------      ---------     ---------
                                                           --------      ---------     ---------
Shares used in calculating restated net loss per share       7,718          8,387        10,533
                                                           --------      ---------     ---------
                                                           --------      ---------     ---------

                                                     Three months ended           Three months ended
                                                        September 30,                 December 31,
                                                  ----------------------        --------       --------
                                                    1996           1997           1996           1997
                                                  --------       -------        --------       --------
Net loss                                          $(1,279)       $(2,877)       $(1,695)       $(2,044)
                                                  --------       -------        --------       --------
                                                  --------       -------        --------       --------
Net loss per share as previously reported                        $ (0.72)                      $ (0.12)
                                                                 -------                       --------
                                                                 -------                       --------
Shares used in calculating net loss per share
  as previously reported                                           3,992                        16,602
                                                                 -------                       --------
                                                                 -------                       --------
Pro forma net loss per share as
  previously reported                             $ (0.10)       $ (0.23)       $ (0.13)       $ (0.12)
                                                  --------       -------        --------       --------
                                                  --------       -------        --------       --------
Shares used in calculating pro forma net loss
  per share as previously reported                  12,677        12,492          12,677         16,602
                                                  --------       -------        --------       --------
                                                  --------       -------        --------       --------
Restated net loss per share                       $ (0.13)       $ (0.23)       $ (0.17)       $ (0.12)
                                                  --------       -------        --------       --------
                                                  --------       -------        --------       --------
Shares used in calculating restated net
  loss per share                                     9,815        12,492           9,848         16,602
                                                  --------       -------        --------       --------
                                                  --------       -------        --------       --------

                                                     Six months ended
                                                       December 31,
                                                  ----------------------
                                                    1996           1997
                                                  --------       -------
Net loss                                          $(2,974)       $(4,921)
                                                  --------       -------
                                                  --------       -------
Net loss per share as previously reported                        $(0.48)
                                                                 -------
                                                                 -------
Shares used in calculating net loss per share
  as previously reported                                          10,298
                                                                 -------
                                                                 -------
Pro forma net loss per share as
  previously reported                             $  (0.23)      $ (0.34)
                                                  --------       -------
                                                  --------       -------
Shares used in calculating pro forma net loss
  per share as previously reported                  12,677        14,547
                                                  --------       -------
                                                  --------       -------
Restated net loss per share                       $  (0.30)      $ (0.34)
                                                  --------       -------
                                                  --------       -------
Shares used in calculating restated net
  loss per share                                     9,831        14,547
                                                  --------       -------
                                                  --------       -------